Supplement No. 1 dated September 11, 1997
                                       to
                          Prospectus dated May 1, 1997
                                       for
                        STATE STREET RESEARCH GROWTH FUND
                 a series of State Street Research Growth Trust


Management of the Fund

     Under the above caption at page 24 of the Prospectus, the sixth paragraph is revised in its entirety as follows:

         "The Fund is managed by Kennard Woodworth, Jr. Mr. Woodworth has managed the Fund since August 1997, and previously from January 1993 through January 1995. Mr. Woodworth's principal occupation currently is, and during the past five years has been, Senior Vice President of the Investment Manager, State Street Research & Management Company."


CONTROL NUMBER: 4305-970910(0598)SSR-LD                             GF-768E-997